EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
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                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                          I.R.S. Employer Identification No.

       300 EAST DELAWARE AVENUE, 8TH FLOOR
       WILMINGTON, DELAWARE                                     19809
      (Address of principal executive offices)                  (Zip Code)


                                Marlene J. Fahey
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)


                           STRUCTURED PRODUCTS CORP.

            (Exact name of Registrant as specified in its charter)

                  DELAWARE                           13-3692801
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

390 GREENWICH STREET
NEW YORK, NEW YORK                                      10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                               TRUST CERTIFICATES

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.
                          Comptroller of the Currency
                          Washington, D.C.

             b)   Whether it is authorized to exercise corporate trust powers.
                          Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15        The Trustee is a Trustee under other Indentures under
                  which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

                  2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

                  3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

                  4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

                  5. Not applicable.

                  6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

                  7. Report of Condition of the Trustee as of [______], 2006, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

                  8. Not applicable.

                  9. Not applicable.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 3rd day of August, 2009.


                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            By:      Marlene J. Fahey
                                                     -----------------
                                            Name:    Marlene J. Fahey
                                            Title:   Vice President

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EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                              AS OF MARCH 31, 2006

                                    ($000'S)

                                                               3/31/2006
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ASSETS
           Cash and Due From Depository Institutions           $433,168
           Fixed Assets                                             114
           Intangible Assets                                     88,494
           Other Assets                                          33,226
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               TOTAL ASSETS                                    $555,002

LIABILITIES

           Other Liabilities                                   $ 19,549
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           TOTAL LIABILITIES                                   $ 19,549


EQUITY
           Common and Preferred Stock                          $  1,000
           Surplus                                              505,932
           Undivided Profits                                     28,521
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             TOTAL EQUITY CAPITAL                              $535,453

     TOTAL LIABILITIES AND EQUITY CAPITAL                      $555,002

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:      /s/Marlene J. Fahey
        --------------------
         Vice President


Date:  August 1, 2006

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